UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Avenue, 11th Floor, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	Nasdaq Capital Market

Item 1.01.	Entry into a Material Definitive Agreement.

On August 1, 2025, Xcel Brands, Inc. (the “Registrant”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), as lead placement agent, relating to a best efforts public offering (the “Offering”) of 2,181,818 shares (the “Shares”) of the Registrant’s common stock, par value $0.001 per share (“Common Stock”) at a price to the public of $1.10 per Share. Robert W. D’Loren, Chairman and Chief Executive Officer of the Registrant (“D’Loren”) purchased 124,200 Shares in the Offering, and Mark DiSanto, a Director of the Registrant (“DiSanto”) purchased 91,800 Shares in the Offering.

The Offering was made pursuant to the Registrant’s registration statement on Form S-1, as amended (File No. 333-288495), previously filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2025, and declared effective on July 31, 2025, and a prospectus dated August 1, 2025.

The closing of the Offering occurred on August 4, 2025. The aggregate net proceeds to the Registrant from the sale of the Securities and the Private Placement Shares (defined below), after deducting the placement agent fees and other estimated offering expenses payable by the Registrant, are expected to be approximately $2,000,000. The Registrant intends to use the net proceeds from the Offering for brand development and launch, working capital and general corporate purposes. The Registrant issued a press release announcing the pricing of the Offering, which has been filed as Exhibit 99.1 to this report.

Upon closing of the Offering, the Registrant issued the Placement Agent warrants (the “Placement Agent’s Warrants”) as compensation to purchase up to 77,215 shares of Common Stock. The Placement Agent’s Warrants are exercisable at a per share exercise price of $1.10, in whole or in part, during the four and one-half year period commencing 180 days from the commencement of sales of the Securities in the Offering.

The Placement Agency Agreement contains customary representations, warranties and covenants made by the Registrant. It also provides for customary indemnification by each of the Registrant and the Placement Agent, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended (the “Act”), other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Placement Agency Agreement, each of the Registrant’s directors and executive officers have entered into “lock-up” agreements with the Representative that generally prohibit, without the prior written consent of the Representative and subject to certain exceptions, the sale, transfer or other disposition of securities of the Registrant for a period of 90 days from the closing of the Offering. Further, pursuant to the terms of the Placement Agency Agreement, the Registrant has agreed for a period of 90 days from the closing of the Offering, subject to certain exceptions, not to sell any shares of its Common Stock, or any securities convertible into or exercisable or exchangeable into shares of its Common Stock, unless the Registrant obtains prior written consent of the Placement Agent.

The foregoing descriptions of the Placement Agency Agreement and the Placement Agent’s Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the Placement Agency Agreement and the form of Representative’s Warrant, which are filed herewith as Exhibits 1.1 and 4.1, respectively.

The representations, warranties and covenants contained in the Placement Agency Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Placement Agency Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Placement Agency Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Placement Agency Agreement, and not to provide investors with any other factual information regarding the Registrant or its business, and should be read in conjunction with the disclosures in the Registrant’s periodic reports and other filings with the SEC.

On August 1, 2025, the Registrant entered into a Securities Purchase Agreement in favor of each purchaser (the “Securities Purchase Agreement”) to purchase the 2,181,818 Shares sold in the Offering. The Securities Purchase Agreement contains customary representations, warranties and covenants made by the Registrant. The form of Securities Purchase Agreement is filed herewith as Exhibit 10.1.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed herewith as Exhibit 10.1.

On August 1, 2025, the Registrant entered into Subscription Agreements (the “Subscription Agreements”) with D’Loren and DiSanto (collectively, the “Private Placement Investors”) to purchase 82,159 and 60,883 shares, respectively, (the “Private Placement Shares”) at a price of $1.38 per Private Placement Share. The purchase of the Private Placement Shares closed concurrently with the Offering. Upon closing of the sale of the Private Placement Shares, the Registrant issued to the Placement Agent, as compensation, warrants to purchase up to 3,567 shares of Common Stock, which warrants were identical to the Placement Agent’s Warrants.

The foregoing descriptions of the Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the copies of the Subscription Agreements, which are filed herewith as Exhibits 10.2 and 10.3, respectively.

Item 3.02	Unregistered Sales of Equity Securities

The Private Placement Shares referenced above were sold without registration under the Act, in reliance upon the exemptions from registration provided under Section 4(2) of the Act in reliance upon the exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated under the Act (“Regulation D”). The Private Placement Investors represented in the Subscription Agreements, among other things, that such Private Placement Investor was acquiring the Private Placement Shares for investment for the Private Placement Investor's account and that the investor was an “accredited investor” within the meaning of Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agency Agreement, dated as of August 1, 2025, by and between Xcel Brands, Inc. and Maxim Group LLC.
4.1	Form of Placement Agent’s Warrants.
10.1	Form of Securities Purchase Agreement, by and between Xcel Brands, Inc. and the purchasers identified on the signature pages thereto
10.2	Subscription Agreement, dated as of August 1, 2025, by and between Xcel Brands, Inc. and Robert W. D’Loren
10.3	Subscription Agreement, dated as of August 1, 2025, by and between Xcel Brands, Inc. and Mark DiSanto
99.1	Press Release of Xcel Brands, Inc. dated August 1, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2025	XCEL BRANDS, INC.

	By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer